Exhibit 99.2
Q3 2023 Financial and Business Update October 31, 2023 Exhibit 99.2

Forward-Looking Statements 2 This presentation includes forward‐looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2023 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the Company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments.

Strongest Revenue Quarter in Harmony's History; Advancement and Expansion of the Pipeline

Continued Strong Growth For WAKIX® in Adult Narcolepsy	▪ Q3 23: WAKIX Net Revenue of $160.3M **+37% Year-over-Year Growth** ▪ Q3 23: **~5,800** average number of patients on WAKIX ▪ **Continued strong growth** in average number of patients & WAKIX prescriber base
Advancing the Pipeline	▪ Reported topline results from Phase 3 INTUNE study; **remain committed to IH patient community and actively pursuing IH indication;** next step is to meet with the FDA informed by review of the full data set ▪ Received FDA feedback on study protocol for Phase 3 TEMPO study in patients with PWS; **expect to initiate the study in Q1 24** ▪ **On track** for topline data from DM1 Phase 2 POC study in Q4 23 ▪ **On track** for submission of sNDA for pediatric narcolepsy indication in Q4 23 ▪ **Advancing new pitolisant based** formulations into the clinic in Q4 23 ▪ **Expanded and diversified the pipeline** with acquisition of Zynerba Pharmaceuticals; Zygel in Phase 3 pivotal trial for Fragile X syndrome
Strong Financial Position to Maximize Shareholder Value	▪ **Profitable**, **cash generating** with **$438.4M** on the balance sheet ▪ **Share repurchase program**: Repurchased ~1.4M shares of common stock at an aggregate cost of $50M during Q3 23. Board of Directors authorized new $200M share repurchase program. ▪ **Well positioned** to execute on business development to build out robust pipeline

HARMONY BIOSCIENCES
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WAKIX® Net Revenue Performance $117.2 Q3 22 Q3 23 4 WAKIX QUARTERLY NET REVENUE ($M) CONFIDENT IN WAKIX BECOMING A $1B+ OPPORTUNITY IN ADULT NARCOLEPSY ALONE WITH THE POTENTIAL TO CONTRIBUTE UP TO AN ADDITIONAL $1B, IF APPROVED IN OTHER CURRENT PITOLISANT LIFECYCLE MANAGEMENT PROGRAMS 37% Q3 23 HIGHLIGHTS ▪ Q3 23 Net Revenue of $160.3M; strongest revenue quarter in Harmony's history ▪ Underlying demand drove continued double-digit revenue growth of 37% vs. Q3 22 ▪ Strong patient interest ▪ Continue to add new prescribers and grow WAKIX prescriber base $160.3

5 +300 +300 +400 +300 +300 +100 +400 +300 +300 +200 +350 2,200 ~5,800 0 1,000 2,000 3,000 4,000 5,000 6,000 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Average # of Patients Net Patient Additions Continued Strong Growth In Average Number of Patients on WAKIX® ~Average # of Patients on WAKIX 1. Net Patient Additions based on previously disclosed quarterly average number of patients on WAKIX. ~Approximate Patient Counts 1 Q3 23 HIGHLIGHTS ▪ Average Number of Patients on WAKIX increased to ~5,800 ▪ +350 from reported in Q2 23 ▪ Continued growth in depth and breadth of prescriber base beyond HCPs enrolled in oxybate REMS program ▪ Strong payer coverage to support continued growth ~5,800 Average Number of Patients on WAKIX in Q3 23 +350

Prescriber Dynamics Support Continued WAKIX® Growth in Adult Narcolepsy

~9,000
Narcolepsy Treating HCPs

Harmony Field Sales Team covers narcolepsy treating HCP universe

Access to ~100% of diagnosed adult patient opportunity

~4,000 HCPs enrolled in oxybate REMS

~5,000 HCPs not enrolled in oxybates REMS

WAKIX **growth**

Depth of prescribing in oxybate REMS enrolled HCPs

Breadth of prescribing in HCPs not enrolled in oxybate REMS

100% of HCPs surveyed with WAKIX experience stated they would write the **same/increase Rx in next 6 months**.[1]

>40% of HCPs surveyed who had not prescribed WAKIX to date indicated intent to **Rx in next 6 months**.[1]

Unique feature as **non-scheduled treatment** is the **highest performing driver and differentiator for WAKIX.**[1]

1. Harmony Market Research, October 2023

HARMONY BIOSCIENCES

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Development Pipeline


Product / Indication
Pre-IND
Phase 1
Phase 2
Phase 3
Regulatory Filing
Marketed Product
Milestone
WAKIX®
EDS in Narcolepsy (Adults)
Cataplexy in Narcolepsy (Adults)
Pitolisant
Pediatric Narcolepsy[1]
Submit sNDA 4Q2023
Idiopathic Hypersomnia (IH)
Full Dataset Review Ongoing
Prader-Willi Syndrome (PWS)
Initiate Ph3 1Q2024
Myotonic Dystrophy (DM)
Topline data 4Q2023
New Pitolisant Assets
Initiate Studies 4Q2023
Zygel™
Fragile X Syndrome (FXS)
22q11.2 Deletion Syndrome (22q)
HBS-102
PWS
Preclinical POC study initiated 3Q2022

HARMONY BIOSCIENCES

1. Trial conducted by Bioprojet and Bioprojet submitted regulatory package to EMA. Bioprojet received EMA approval on March 15, 2023.

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Extending the Pitolisant Franchise ▪ Opportunity: Extend franchise beyond 2040, with potential for new IP and opportunity to explore additional indications ▪ Formulation: Enhanced formulation designed to deliver an optimized PK profile and a higher dosage strength ▪ Program: Full development program ▪ Status: First-in-Human study commenced in Q4 2023 Formulation 1 ▪ Opportunity: Fast to market strategy for narcolepsy within WAKIX lifecycle ▪ Formulation: Modified formulation with potential clinical differentiation ▪ Program: Abbreviated development program ▪ Status: Phase 1 PK study expected to start in Q4 2023 Formulation 2 Anticipate Data in First Half of 2024 8

$316.0 $345.7 $392.4 $429.6 $438.4 Sep 30 '22 Dec 31 '22 Mar 31 '23 Jun 30 '23 Sep 30 '23 Financial Highlights (1) Non-GAAP Adjusted Net Income= GAAP Net Income excluding non-cash interest expense, depreciation, amortization, stock-based compensation, other non-operating items and tax effect of these items. (In millions, USD) 9 Cash, Cash Equivalents & Investment Securities Non-GAAP Adjusted Net Income(1) $117.2 $160.3 Q3 2022 Q3 2023 $58.1 $58.8 Q3 2022 Q3 2023 37% Net Product Revenues 1%

(In millions, USD) Three Months Ended September 30, % Change 2023 2022 Net Product Revenues $160.3 $117.2 37% Cost of Product Sold 32.3 23.0 41% Total Operating Expenses $63.5 $82.3 (23%) R&D Expense 17.5 40.5 (57%) S&M Expense 23.4 20.5 14% G&A Expense 22.5 21.3 6% Net Income (1) $38.5 $87.9 (46%) Cash, cash equivalents & investment securities $438.4 Financial Summary Totals may not foot due to rounding 10 (1) Net income in Q3 2022 included a $74.5 million tax benefit related to a valuation allowance release, partially offset by a $30.0 million licensing fee incurred as R&D expense

(In millions, USD) Three Months Ended September 30, 2023 2022 GAAP net income $38.5 $87.9 Non-cash interest expense(1) 2.2 0.4 Depreciation 0.1 0.1 Amortization(2) 6.0 6.0 Stock-based compensation expense 7.9 7.0 Licensing fee(3) - 30.0 Loss on debt extinguishment 9.8 - Valuation allowance release - (74.5) Income tax effect related to Non-GAAP adjustments(4) (5.7) 1.2 Non-GAAP adjusted net income $58.8 $58.1 GAAP reported net income per diluted share $0.63 $1.44 Non-GAAP adjusted net income per diluted share $0.97 $0.95 Weighted average number of shares of common stock used in non-GAAP diluted per share 60,681,676 61,207,625 GAAP vs NON-GAAP Reconciliation (1) Includes amortization of deferred finance charges (2) Includes amortization of intangible asset related to WAKIX (3) Amount represents upfront licensing fee incurred upon closing the 2022 Licensing and Commercialization Agreement with Bioprojet. (4) Calculated using the reported effective tax rate for the periods presented less impact of discrete items Totals may not foot due to rounding 11

$1B+ Commercial Opportunity for WAKIX® in Adult Narcolepsy Expanding and Diversifying the Pipeline; Advancing New Pitolisant Assets Strong Financial Position ($438M) to Maximize Shareholder Value Executing on Our Growth Strategy Up to $1B Opportunity in Pitolisant LCM Programs (IH, PWS, DM1) 12

Thank You